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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): April 18, 2006

                Residential Asset Securitization Trust 2006-A2
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-24

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

               Delaware                                95-4791925
------------------------------------------     -------------------------------
      (State or Other Jurisdiction                  (I.R.S. Employer
   of Incorporation of the depositor)              Identification No.)

         155 North Lake Avenue
         Pasadena, California                             91101
------------------------------------------          ------------------
         (Address of Principal                          (Zip Code)
          Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 8.
     ----------

Item 8.01        Other Events.
---------        ------------

         On April 18, 2006, IndyMac MBS, Inc. (the "Company") entered into a subsequent transfer agreement dated as of April 18, 2006 (the "Subsequent Transfer Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the transfer and assignment without recourse of subsequent mortgage loans (the "Subsequent Mortgage Loans") by IndyMac to the Company and the simultaneous conveyance of the Subsequent Mortgage Loans by the Company to the Trustee for the benefit of the holders (the "Holders") of the Mortgage Pass-Through Certificates, Series 2006-B (the "Certificates"). The Subsequent Transfer Agreement is annexed hereto as
Exhibit 99.1.

         On March 1, 2006, the Company entered into a pooling and servicing agreement (the "Pooling and Servicing Agreement dated as of March 1, by and among the Company, as depositor, IndyMac as seller and servicer and the Trustee as trustee, in which the Seller contemplated its desire to convey certain Subsequent Mortgage Loans to the Company, and the Company contemplated its desire to simultaneously convey the Subsequent Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.


Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01.

         (a)   Financial statements of business acquired.
                -----------------------------------------

                Not applicable

         (b)    Pro forma financial information.
                -------------------------------

                Not applicable.

         (c)    Shell company transactions.
                --------------------------

                Not applicable.

         (d)    Exhibits:
                --------

         99.1. Subsequent Transfer Agreement, dated as of April 18, 2006, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By:  /s/ Victor H. Woodworth
                                                   ------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: April 28, 2006

                                 Exhibit Index

Exhibit
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       99.1.  Subsequent Transfer Agreement, dated as of April 18, 2006, by and among the Company, IndyMac and the Trustee.